UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 26, 2023

GRIID Infrastructure Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39872	85-3477678
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2577 Duck Creek Road Cincinnati, Ohio	45212
(Address of principal executive offices)	(Zip Code)

(513) 268-6185

(Registrant’s telephone number, including area code)

Adit EdTech Acquisition Corp.

1345 Avenue of the Americas, 33rd Floor

New York, New York 10105

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common stock, par value $0.0001 per share	ADEX	NYSE American LLC
Redeemable warrants, exercisable for shares of common stock at an exercise price of $11.50 per share	ADEX.WS	NYSE American LLC

☒  Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Introductory Note

On December 29, 2023 (the “Closing Date”), Adit EdTech Acquisition Corp., a Delaware corporation and our predecessor company (“ADEX”), consummated the previously announced merger (the “Merger”) pursuant to the terms of the Agreement and Plan of Merger, dated as of November 29, 2021 (the “Initial Merger Agreement”), by and among ADEX, ADEX Merger Sub, LLC, a Delaware limited liability company and a wholly owned direct subsidiary of ADEX (“Merger Sub”), and Griid Holdco LLC, a Delaware limited liability company (“Legacy GRIID”), as amended by the first amendment to the Initial Merger Agreement, dated December 23, 2021 (the “First Amendment”), the second amendment to the Initial Merger Agreement, dated October 17, 2022 (the “Second Amendment”), and the third amendment to the Initial Merger Agreement, dated February 8, 2023 (the “Third Amendment”, and the Initial Merger Agreement as amended by the First Amendment, the Second Amendment, and the Third Amendment, the “Merger Agreement”). Pursuant to the Merger Agreement, (a) ADEX amended and restated its amended and restated certificate of incorporation, as amended, and amended and restated bylaws; (b) Merger Sub merged with and into Legacy GRIID, and the separate limited liability company existence of Merger Sub ceased and Legacy GRIID, as the surviving company of the Merger continued its existence under the Limited Liability Company Act of the State of Delaware (the “DLLCA”) as a wholly owned subsidiary of ADEX; (c) the limited liability company agreement of Legacy GRIID was amended and restated to, among other things, admit ADEX as the sole member thereof (as so amended and restated, the “A&R LLCA”); (d) at the effective time of the Merger (the “Effective Time”), pursuant to the Merger Agreement, each limited liability company membership interest of Merger Sub was converted into an equivalent limited liability company membership interest in Legacy GRIID; (e) at the Effective Time, pursuant to the Merger Agreement, each limited liability company membership unit of Legacy GRIID issued and outstanding immediately prior to the Effective Time was converted into the right to receive such unit’s share, as determined in accordance with the Merger Agreement, of 58,500,000 shares of ADEX’s common stock, par value $0.0001 per share (the “Merger Consideration”). Post-Merger ADEX is referred to herein as “GRIID” and, unless the context otherwise requires, “we”, “us”, “our” and "the Company" refer to GRIID.

The foregoing description of the Merger Agreement and the Merger does not purport to be complete and is qualified in its entirety by the full text of the Merger Agreement (including the First Amendment, the Second Amendment, and the Third Amendment to the Merger Agreement), copies of which are attached hereto as Exhibits 2.1, 2.2, 2.3, and 2.4, respectively, and are incorporated herein by reference.

Item 1.01	Entry into a Material Definitive Agreement.

Indemnification Agreements

In connection with the consummation of the Merger, GRIID entered into indemnification agreements with each of its directors and executive officers. These indemnification agreements provide the directors and executive officers with contractual rights to indemnification and the advancement of certain expenses incurred by each such director or executive officer in any action or proceeding arising out of his or her services as one of GRIID’s directors or executive officers, or any of its subsidiaries or any other company or enterprise to which the person provides services at GRIID’s request.

The foregoing description of the indemnification agreements does not purport to be complete and is qualified in its entirety by the full text of the form of indemnification agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Investor Rights Agreement

In connection with closing of the Merger (the “Closing”), GRIID, certain ADEX stockholders and certain Legacy GRIID members entered into an investor rights agreement (the “Investor Rights Agreement”) to provide for certain registration rights related to the shares of GRIID common stock, par value $0.0001 per share ( “Common Stock”), and GRIID warrants issued in the private placement consummated concurrently with ADEX’s initial public offering. GRIID agreed to, among other things, file within 30 days of closing of the Merger a resale shelf registration statement covering the resale of all securities registrable under the Investor Rights Agreement. The foregoing description of the Investor Rights Agreement does not purport to be complete and is qualified in its entirety by the full text of the form of Investor Rights Agreement, a copy of which is attached hereto as Exhibit 10.3 and is incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets

Reference is made to the disclosure described in the “Introductory Note” of this Current Report on Form 8-K (this “Current Report”), which is incorporated herein by reference.

FORM 10 INFORMATION

Item 2.01(f) of Form 8-K states that if the predecessor registrant was a “shell company” (as such term is defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), as ADEX was immediately before the Merger, then the registrant must disclose the information that would be required if the registrant were filing a general form for registration of securities on Form 10. As a result of the consummation of the Merger, and as discussed below in Item 5.06 of this Current Report, GRIID has ceased to be a shell company. Accordingly, GRIID is providing the information below that would be included in a Form 10 if GRIID were to file a Form 10. Please note that the information provided below relates to GRIID as the combined company after the consummation of the Merger, unless otherwise specifically indicated or the context otherwise requires.

Forward-Looking Statements

This Current Report contains statements that are forward-looking and as such are not historical facts. This includes, without limitation, statements regarding the financial position, business strategy and the plans and objectives of management for future operations. These statements constitute projections, forecasts and forward-looking statements, and are not guarantees of performance. Such statements can be identified by the fact that they do not relate strictly to historical or current facts. When used in this Current Report, words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “strive,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. When we discuss our strategies or plans, we are making projections, forecasts or forward-looking statements. Such statements are based on the beliefs of, as well as assumptions made by and information currently available to, our management.

Forward-looking statements in this Current Report may include, for example, statements about:

•	the benefits of the Merger;

•	the anticipated growth rate and market opportunities of GRIID following the Merger;

•	the financial performance of GRIID following the Merger;

•	the potential liquidity and trading of GRIID’s Common Stock and warrants;

•	our ability to maintain our listing on any other exchange on which the securities of GRIID may be traded;

•	our ability to raise capital in the future;

•	our ability to attract, retain and motivate qualified personnel and to manage our growth effectively;

•	our ability to implement and maintain effective internal controls; and

•	factors relating to the business, operations and financial performance of GRIID following the Merger, including:

•	the lack of a market for GRIID securities;

•	changes adversely affecting the business in which GRIID is engaged;

•	fluctuations in GRIID’s revenue and operating results;

•	the uncertainty of the projected financial information with respect to GRIID;

•	the fact that the terms of its credit agreement restrict GRIID’s current and future operations, particularly its ability to take certain actions;

•	the fact that GRIID’s business is highly dependent on a small number of bitcoin mining equipment suppliers;

•	GRIID’s reliance on third parties, including utility providers, for the reliable and sufficient supply of electrical power to its infrastructure;

•	GRIID’s ability to obtain and maintain access to its targets of carbon-free power supply;

•	the ability of GRIID to execute its business model, including market acceptance of bitcoin; and

•	the risks relating to GRIID’s status as an early-stage company with a history of operating losses.

We caution you that the foregoing list may not contain all of the forward-looking statements made in this Current Report.

These forward-looking statements are only predictions based on our current expectations and projections about future events and are subject to a number of risks, uncertainties and assumptions, including those described in “Risk Factors” and elsewhere in this Current Report. It is not possible for the management of GRIID to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. In light of these risks, uncertainties and assumptions, the forward-looking events and circumstances discussed in this Current Report may not occur, and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements in this Current Report.

The forward-looking statements included in this Current Report are made only as of the date hereof. You should not rely upon forward-looking statements as predictions of future events. Although we believe that the expectations reflected in our forward-looking statements are reasonable, we cannot guarantee that the future results, levels of activity, performance or events and circumstances reflected in the forward-looking statements will be achieved or occur. GRIID does not undertake any obligation to update publicly any forward-looking statements for any reason after the date of this Current Report to conform these statements to actual results or to changes in expectations, except as required by law.

You should read this Current Report and the documents that have been filed as exhibits hereto with the understanding that the actual future results, levels of activity, performance, events and circumstances of GRIID may be materially different from what is expected.

Business

The business of the Company is described in the proxy statement/prospectus dated November 3, 2023, filed with the U.S. Securities and Exchange Commission by ADEX on November 3, 2023 (the “Proxy Statement/Prospectus”), in the section titled “Information About GRIID” beginning on page 218, which is incorporated herein by reference.

Risk Factors

Reference is made to the section of the Proxy Statement/Prospectus entitled “Risk Factors” beginning on page 48 of the Proxy Statement/Prospectus, which is incorporated herein by reference.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

Reference is made to the sections of the Proxy Statement/Prospectus entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations of GRIID—Components of Results of Operations—Results of Operations for the Years Ended December 31, 2022 and 2021,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations of GRIID—Cash and Cash Flows for the Years Ended December 31, 2022 and 2021,” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations of GRIID—Restatement of Previously Issued Financial Statements,” beginning on pages 247, 260, and 253 of the Proxy Statement/Prospectus, respectively, which are incorporated by reference herein.

Properties

Reference is made to the section of the Proxy Statement/Prospectus entitled “Information About GRIID—Mining Facilities,” beginning on page 225 of the Proxy Statement/Prospectus, which is incorporated herein by reference.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information regarding the beneficial ownership of GRIID’s Common Stock immediately following consummation of the Merger by:

•	each person, or group of affiliated persons, known by GRIID to beneficially own more than 5% of GRIID’s Common Stock immediately following the consummation of the Merger;

•	each of GRIID’s named executive officers and directors immediately following the consummation of the Merger; and

•	all of GRIID’s executive officers and directors as a group immediately following the consummation of the Merger.

Beneficial ownership is determined according to the rules of the Securities and Exchange Commission, which generally provide that a person has beneficial ownership of a security if he, she, or it possesses sole or shared voting or investment power over that security. Under those rules, beneficial ownership includes securities that the individual or entity has the right to acquire, such as through the exercise of warrants, by February 27, 2024.

Shares subject to warrants that are currently exercisable or exercisable by February 27, 2024 are considered outstanding and beneficially owned by the person holding such warrants for the purpose of computing the percentage ownership of that person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Except as noted by footnote, and subject to community property laws where applicable, based on the information provided to us, we believe that the persons and entities named in the table below have sole voting and investment power with respect to all shares shown as beneficially owned by them. Unless otherwise noted, the business address of each of our directors and executive officers is c/o GRIID Infrastructure Inc., 2577 Duck Creek Road, Cincinnati, OH 45212. The percentage of beneficial ownership is calculated based on 65,616,298 shares of Common Stock outstanding immediately following consummation of the Merger.

Name and Address of Beneficial Owner	Number of Shares	%
Five Percent Holders:
Griid Holdings, LLC (1)	29,586,702	45.10%
Blockchain Capital Solutions (US), Inc. (2)	6,561,629	10.00%
Adit EdTech Sponsor, LLC (3)	14,102,500	19.35%
GEM Yield Bahamas Ltd. (4)	1,733,726	2.57%

Directors and Named Executive Officers:
Cristina Dolan	7,500	* %
Michael W. Hamilton	734,954	* %
Sharmila Kassam	10,000	* %
James D. Kelly III (1)	29,586,702	45.10%
David L. Shrier (5)	5,125	* %
Neal Simmons	—	—%
Sundar Subramaniam	—	—%
Allan J. Wallander	459,346	* %
Thomas J. Zaccagnino (6)	4,175,129	6.36%
All Directors and Executive Officers as a group (13 individuals)	36,999,879	56.38%

*	Less than 1%
(1)

Represents shares held by Grid Holdings, LLC. James D. Kelly, a director and our Chief Executive Officer, is the sole member of this entity. Mr. Kelly has sole voting and/or investment power of the securities held by this entity and, as a result, is deemed to have beneficial ownership of the shares held by this entity.

(2)	The address of this entity is Blockchain Capital Solutions (US), Inc. 251 Little Falls Drive, Wilmington, DE 19808.

(3)

Includes 7,270,000 shares issuable upon the exercise of the Private Placement Warrants. Adit EdTech Sponsor, LLC (the “Sponsor”) is the record holder of these shares. John J. D’Agostino, Michael Block, Eric L. Munson, Elizabeth B. Porter and David L. Shrier are the five directors of the Sponsor’s board of directors. Any action by the Sponsor with respect to us or our shares, including voting and dispositive decisions, requires a vote of four out of the five directors of the board of directors. Under the so-called “rule of three,” because voting and dispositive decisions are made by four out of the five directors of the board of directors, none of the directors is deemed to be a beneficial owner of securities held by the Sponsor. Accordingly, none of the directors on the Sponsor’s board of directors are deemed to have or share beneficial ownership of the shares held by the Sponsor.

(4)

Represents 1,733,726 shares of Common Stock issuable upon the exercise of a warrant. Christopher F. Brown, as Manager of this entity, has voting and/or investment power of the securities held by this entity. Mr. Brown disclaims beneficial ownership of the shares held by this entity except to the extent of his individual pecuniary interest therein. The address of this entity is 3 Bayside Executive Park, West Bay Street & Blake Road, P.O. Box N-4875, Nassau, The Bahamas.

(5)

Consists of (i) 4,675 shares of Common Stock, including 3,325 held by David L. Shrier personally and 1,350 held by Visionary Future LLC, the sole member of which is the David Shrier Revocable Trust, of which David L. Shrier is the sole beneficiary and (ii) 450 warrants to purchase shares of Common Stock held by David L. Shrier personally. David L. Shrier holds, indirectly through an entity controlled by such individual, an equity interest in the Sponsor. John J. D’Agostino, Michael Block, Eric L. Munson, Elizabeth B. Porter and David L. Shrier are the five directors of the Sponsor’s board of directors. Any action by the Sponsor with respect to GRIID’s shares, including voting and dispositive decisions, requires a vote of four out of the five directors of the board of directors. Under the so-called “rule of three,” because voting and dispositive decisions are made by four out of the five directors of the board of directors, none of the directors is deemed to be a beneficial owner of securities held by the Sponsor. Accordingly, none of the directors on the Sponsor’s board of directors is deemed to have or share beneficial ownership of the shares held by the Sponsor.

(6)

Includes 41,010 shares held by the Thomas J. Zaccagnino 2020 Irrevocable Trust. Mr. Zaccagnino is the grantor and trustee of such trust, with his children as the primary beneficiaries. As a result, Mr. Zaccagnino may be deemed to beneficially own such shares.

Directors and Executive Officers

Reference is made to the disclosure in the subsections entitled “Board of Directors” and “Executive Officers” in Item 5.02 of this Current Report, which is incorporated herein by reference. Further reference is made to the section of the Proxy Statement/Prospectus entitled “Management After the Merger,” beginning on page 263 of the Proxy Statement/Prospectus, which is incorporated herein by reference.

Information with respect to the independence of GRIID’s directors is set forth beginning on page 267 of the Proxy Statement/Prospectus in the section titled “Management After the Merger-Director Independence,” which is incorporated herein by reference.

Executive Compensation

Reference is made to the section of the Proxy Statement/Prospectus entitled “Management After the Merger,” beginning on page 263 of the Proxy Statement/Prospectus, and “Executive Compensation,” beginning on page 272 of the Proxy Statement/Prospectus, each of which is incorporated herein by reference.

On the Closing Date, in connection with the consummation of the Merger, the GRIID Infrastructure Inc. 2023 Omnibus Incentive Compensation Plan (the “2023 Plan”) became effective.

The 2023 Plan is described in greater detail in the section of the Proxy Statement/Prospectus entitled “Proposal No. 5-The Incentive Plan Proposal” beginning on page 174 of the Proxy Statement/Prospectus. That summary and the description of the 2023 Plan do not purport to be complete and are qualified in their entirety by reference to the text of the 2023 Plan, which is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

Director Compensation

A description of the compensation of the directors of Legacy GRIID before the consummation of the Merger is set forth on page 277 of the Proxy Statement/Prospectus in the section entitled “Executive Compensation—GRIID—Non-Employee Director Compensation,” which is incorporated herein by reference.

Following the completion of the Merger, the Board of Directors of GRIID (the “Board”) intends to develop and adopt a non-employee director compensation program that is designed to align compensation with GRIID’s business objectives and the creation of stockholder value, while enabling GRIID to attract, retain, incentivize and reward directors who contribute to the long-term success of GRIID.

Certain Relationships and Related Transactions, and Director Independence

Reference is made to the sections of the Proxy Statement/Prospectus entitled “Certain ADEX Relationships and Related Party Transactions,” “Certain GRIID Relationships and Related Party Transactions,” and “Management After the Merger-Director Independence” beginning on pages 282, 285 and 267 of the Proxy Statement/Prospectus, respectively, which are incorporated herein by reference.

Legal Proceedings

Reference is to made to the section of the Proxy Statement/Prospectus entitled “Information About GRIID-Legal Proceedings” beginning on page 232 of the Proxy Statement/Prospectus which is incorporated herein by reference.

Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

Prior to the Closing Date, ADEX’s publicly traded common stock, warrants and units were listed on NYSE American under the symbols “ADEX,” “ADEX.WS,” and “ADEX.U,” respectively. On December 26, 2023, we announced our intent to voluntarily de-list our Common Stock, warrants, and units from the NYSE American. On January 2, 2024, our Common Stock began trading on Cboe Canada under the symbol “GRDI,” and it is anticipated that on January 3, 2024, our Common Stock and Public Warrants will begin to be quoted on the OTC Pink under the symbols “GRDI” and “GRDI.WS”, respectively.

ADEX’s publicly traded units automatically separated into their component securities upon the Closing, and as a result, no longer trade as a separate security and will be delisted from the NYSE American.

As of the close of business on the Closing Date, GRIID had 65,616,298 shares of Common Stock issued and outstanding held of record by approximately 112 holders.

GRIID has not paid any cash dividends on shares of its Common Stock to date. The payment of any cash dividends in the future will be within the discretion of the Board. The payment of cash dividends in the future will be contingent upon GRIID’s revenues and earnings, if any, capital requirements, and general financial condition. It is the present intention of the Board to retain all earnings, if any, for use in business operations, and accordingly, the Board does not anticipate declaring any dividends in the foreseeable future.

Reference is made to the section of the Proxy Statement/Prospectus entitled “Market Price and Dividend Information,” beginning on page 287 of the Proxy Statement/Prospectus, which is incorporated herein by reference.

Recent Sales of Unregistered Securities

Reference is made to the disclosure in Item 3.02 of this Current Report, which is incorporated herein by reference.

Description of Registrant’s Securities to be Registered

Reference is made to the section of the Proxy Statement/Prospectus entitled “Description of Securities,” beginning on page 288 of the Proxy Statement/Prospectus, which is incorporated herein by reference.

Indemnification of Directors and Officers

Reference is made to the disclosure under the subheading “Indemnification Agreements” in Items 1.01 and 5.02 of this Current Report, which is incorporated herein by reference.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

Reference is made to the disclosure in Item 4.01 of this Current Report, which is incorporated herein by reference.

Financial Statements, Exhibits and Supplementary Data

Reference is made to the disclosure in Item 9.01 of this Current Report, which is incorporated herein by reference.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On December 26, 2023, the Company, acting pursuant to authorization from its Board of Directors, notified the NYSE American of its intention to voluntarily withdraw the listing of its Common Stock, Units and warrants from the NYSE American.

On January 2, 2024, the Company received a notification from the NYSE American stating that the staff of NYSE Regulation has determined to commence proceedings to delist the Company’s Common Stock, Units and warrants (collectively, the “Securities”) pursuant to Section 119(f) of the NYSE American Company Guide because the Company consummated a business combination transaction without the required authorization from the NYSE American. At this time, the Securities have been suspended from trading and will not continue to trade on the NYSE American.

As indicated in the notification, the Company has a right to a review of the delisting determination by a Committee of the Board of Directors of the NYSE American, provided a written request for such review is requested no later than January 9, 2024. The Company has notified the NYSE American that it will not make such a request.

Item 3.02	Unregistered Sales of Equity Securities.

From September 2022 to December 2023, Legacy GRIID entered into bridge financing arrangements with sixty-six accredited investors (the “Bridge Lenders”). In connection with such bridge financings, Legacy GRIID issued bridge promissory notes in an aggregate principal amount of $19,867,500 and certain warrants to purchase Class B interests in Legacy GRIID as described below. Of the $19,867,500 aggregate principal amount of bridge promissory notes, $15,162,500 aggregate principal amount is due on June 30, 2025, and an aggregate of $4,705,000 is due on dates that are less than eighteen (18) months from the notes’ respective dates of issuance and have a mandatory prepayment provision. Such bridge promissory notes with a mandatory prepayment provision provide that, in the event that GRIID issues shares of its Common Stock to GEM Yield Bahamas Limited (“GYBL”) pursuant to that certain share purchase agreement (the “Share Purchase Agreement”), dated as of September 9, 2022, among GYBL, GEM Global Yield LLC SCS (the “Purchaser”), ADEX and the Company prior to the maturity date, the proceeds from such issuance must be used to prepay the then outstanding principal amount of the bridge promissory notes, together with all accrued and unpaid interest thereon. The bridge promissory notes contain certain events of default, including, without limitation, non-payment, breaches of certain covenants of GRIID, bankruptcy and insolvency of GRIID, or if GRIID commences dissolution proceedings or otherwise ceases operations of its business. If an event of default occurs, the bridge promissory notes may become due and payable.

In connection with the bridge financings, Legacy GRIID issued to the Bridge Lenders warrants to acquire Class B Units of Legacy GRIID. Immediately prior to the consummation of the Merger, the warrants were automatically exercised into 1,239,060 Class B Units of Legacy GRIID and such Class B Units were exchanged for merger consideration of 5,746,316 shares of GRIID’s Common Stock, or 6.5% of the total number of shares of Common Stock of the Company on a fully-diluted basis.

The foregoing description of the bridge financing promissory notes does not purport to be complete and is qualified in its entirety by the full text of the forms of bridge financing promissory notes, copies of which are attached hereto as Exhibits 4.3 and 4.5 and are incorporated herein by reference.

Legacy GRIID issued the bridge financing promissory notes and warrants under Section 4(a)(2) of the Securities Act and/or Rule 506 of Regulation D promulgated under the Securities Act, in transactions not requiring registration under Section 5 of the Securities Act.

Item 3.03	Material Modifications to Rights of Security Holders.

In connection with the consummation of the Merger, ADEX changed its name to “GRIID Infrastructure Inc.” and adopted a Second Amended and Restated Certificate of Incorporation (the “Charter”) and Amended and Restated Bylaws (the “Bylaws”). Reference is made to the sections of the Proxy Statement/Prospectus entitled “Proposal No.2-The Charter Amendment Proposal,” “Proposal No.3-The Advisory Charter Proposals,” “Comparison of Stockholder Rights” and “Description of Securities” beginning on pages 168, 170, 296 and 288 of the Proxy Statement/Prospectus, respectively, which are incorporated herein by reference. This summary is qualified in its entirety by reference to the text of the Charter and the Bylaws of GRIID, which are attached as Exhibits 3.1 and 3.2 hereto, respectively, and which are incorporated herein by reference.

In accordance with Rule 12g-3(a) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), GRIID is the successor issuer to Adit EdTech Acquisition Corp. and has succeeded to the attributes of Adit EdTech Acquisition Corp as the registrant. In addition, the shares of the Common Stock, as the successor to ADEX, are deemed to be registered under Section 12(b) and/or 12(g) of the Exchange Act. Holders of uncertificated shares of common stock of ADEX prior to the Closing have continued as holders of shares of uncertificated shares of the Common Stock. After consummation of the Merger, the Common Stock and warrants were listed on Cboe Canada under the symbols “GRDI” and “GRDI.WS,” respectively, and the CUSIP numbers relating to the Common Stock and warrants were changed to 398501106 and 398501114, respectively. Holders of shares of Adit EdTech Acquisition Corp. who have filed reports under the Exchange Act with respect to those shares should indicate in their next filing, or any amendment to a prior filing, filed on or after the Closing Date that GRIID is the successor to ADEX.

Item 4.01	Change in the Registrant’s Certifying Accountant.

On December 29, 2023, the Board appointed RSM US LLP (“RSM”) as GRIID’s independent registered public accounting firm to audit GRIID’s consolidated financial statements for the fiscal year ending December 31, 2023. RSM served as the independent registered public accounting firm of Legacy GRIID prior to Merger. Accordingly, Marcum LLP (“Marcum”), ADEX’s independent registered public accounting firm prior to the Merger, was informed on December 29, 2023 that it will be dismissed as GRIID’s independent registered public accounting firm, effective on December 29, 2023.

The report of Marcum on ADEX’s consolidated financial statements as of and for the fiscal years ended December 31, 2022 and 2021 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainties, audit scope or accounting principles, except that such reports each contained an explanatory paragraph which noted that there was substantial doubt as to ADEX’s ability to continue as a going concern because ADEX’s cash and working capital as of December 31, 2022 and 2021 were not sufficient to fund its operations for a reasonable period of time.

During ADEX’s fiscal years ended December 31, 2022 and 2021, and the subsequent interim periods through September 30, 2023, there were no disagreements between ADEX and Marcum on any matter of accounting principles or practices, financial disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Marcum, would have caused it to make reference to the subject matter of the disagreements in its reports on ADEX’s consolidated financial statements for such year or subsequent interim period.

During ADEX’s fiscal years ended December 31, 2022 and 2021, there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K (“Regulation S-K”) under the Exchange Act), except that Marcum advised ADEX of material weaknesses related to internal control over financial reporting related to the accounting of complex financial instruments.

GRIID provided Marcum with a copy of the foregoing disclosures and has requested that Marcum furnish GRIID with a letter addressed to the SEC stating whether it agrees with the statements made by GRIID set forth above. A copy of Marcum’s letter, dated January 2, 2024, is filed as Exhibit 16.1 hereto.

During the fiscal years ended December 31, 2022 and 2021, and the subsequent interim periods through September 30, 2023, neither GRIID, nor any party on behalf of GRIID, consulted with RSM with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of the audit opinion that might be rendered with respect to GRIID’s consolidated financial statements, and no written report or oral advice was provided to GRIID by RSM that was an important factor considered by GRIID in reaching a decision as to any accounting, auditing or financial reporting issue, or (ii) any matter that was subject to any disagreement (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

Item 5.01	Changes in Control of Registrant.

Reference is made to the section of the Proxy Statement/Prospectus entitled “Proposal No.1-The Merger Proposal-General Description of the Merger; Structure of the Merger,” beginning on page 123 of the Proxy Statement/Prospectus, which is incorporated herein by reference. Further reference is made to disclosure in the section entitled “Introductory Note” and in Item 2.01 of this Current Report, which is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure and Election of Board of Directors

Upon the consummation of the Merger, Eric L. Munson, Jacob Cohen and Sheldon Levy resigned from the Board. In addition, the size of the Board was increased from five to seven directors, and five new individuals were elected to the Board. The Board was divided into three staggered classes of directors and each director was assigned to one of the three classes. At each annual meeting of the stockholders of GRIID, a class of directors will be elected for a three-year term to succeed the directors of the same class whose terms are then expiring. The Board consists of the following directors:

•	Two Class I directors: David L. Shrier and Christina Dolan and their terms will expire at the first annual meeting of stockholders to be held after the Closing Date.

•	Two Class II directors: Sharmila Kassam and Neal Simmons and their terms will expire at the second annual meeting of stockholders to be held after the Closing Date.

•	Three Class III directors: Sundar Subramaniam, Tom Zaccagnino and James D. Kelly III and their terms will expire at the third annual meeting of stockholders to be held after the Closing Date.

James D. Kelly III serves as chair of the Board. The primary responsibilities of the Board are to provide oversight, strategic guidance, counseling and direction to GRIID’s management. The Board meets on a regular basis and additionally as required.

Furthermore, effective as of the Effective Time, the Board established three standing committees: an audit committee, a nominating and corporate governance committee, and a compensation committee. The members of the audit committee are Sharmila Kassam, Cristina Dolan and Tom Zaccagnino, and Ms. Kassam chairs the audit committee. The members of the compensation committee are Tom Zaccagnino, Sharmila Kassam and Sundar Subramaniam, and Mr. Zaccagnino chairs the compensation committee. The members of the nominating and corporate governance committee are Sundar Subramaniam, Tom Zaccagnino, and Cristina Dolan, and Mr. Subramaniam chairs the nominating and corporate governance committee.

Reference is made to the description of the compensation of the directors of Legacy GRIID and of ADEX before the consummation of the Merger described in the Proxy Statement/Prospectus in the section entitled “Executive Compensation-Director Compensation” beginning on page 272 of the Proxy Statement/Prospectus, which is incorporated herein by reference.

GRIID’s non-employee director compensation program is designed to align compensation with business objectives and the creation of stockholder value, while enabling GRIID to attract, retain, incentivize and reward individuals who contribute to its long-term success.

Independence of Directors

GRIID adheres to the rules of the NYSE American in determining whether a director is independent. The NYSE American’s listing standards generally define an “independent director” as a person other than an executive officer or employee of the company or its subsidiaries or any other individual having a relationship which in the opinion of the company’s board of directors, would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director. The Board has determined that each of the directors, other than James D. Kelly III, David L. Shrier and Neal Simmons, qualify as independent directors, as defined under the rules of the NYSE American and Cboe Canada, and the Board will consist of a majority of “independent directors,” as defined under the rules of the SEC, the NYSE American and Cboe Canada.

Departure and Election of Executive Officers

Upon consummation of the Merger, the following individuals were appointed to serve as executive officers of GRIID.

Name	Age	Position(s)
James D. Kelly III	35	Chief Executive Officer and Director
Dwaine Alleyne	41	Chief Technology Officer
Michael W. Hamilton	41	Chief Research Officer
Gerard F. King II	66	Chief Operating Officer
Allan J. Wallander	62	Chief Financial Officer and Treasurer
Harry Sudock	30	Chief Strategy Officer
Alexander G. Fraser	63	General Counsel and Secretary

In addition, effective as of the Effective Time, David L. Shrier resigned from his position as President and Chief Executive Officer of GRIID, John J. D’Agostino resigned from his position as Chief Financial Officer and Treasurer of GRIID and Elizabeth B. Porter resigned from her position as Chief Technology Officer and Secretary of GRIID.

Reference is made to the section of the Proxy Statement/Prospectus entitled “Management After the Merger,” beginning on page 263 of the Proxy Statement/Prospectus, which is incorporated herein by reference.

GRIID Infrastructure Inc. 2023 Omnibus Incentive Plan

Upon the Closing, GRIID adopted the 2023 Plan. The 2023 Plan is described in greater detail in the section of the Proxy Statement/Prospectus entitled “Proposal No. 5-The Incentive Plan Proposal,” beginning on page 174 of the Proxy Statement/Prospectus. That summary and the foregoing description of the 2023 Plan do not purport to be complete and each is qualified in its entirety by reference to the text of the 2023 Plan, which is attached as Exhibit 10.2 hereto and is incorporated herein by reference.

Employment Agreements with Named Executive Officers

Reference is made to the disclosure regarding Legacy GRIID’s employment arrangements with its named executive officers (the “named executive officers”) in the section of the Proxy Statement/Prospectus entitled “Executive Compensation-GRIID,” beginning on page 274 of the Proxy Statement/Prospectus, which is incorporated herein by reference.

Potential Payments Upon Termination or Change of Control

GRIID expects to grant to the named executive officers stock options subject to the general terms of the 2023 Plan. A description of the termination and change in control provisions in the 2023 Plan that are applicable to the stock options granted to the named executive officers under the 2023 Plan is included in the section of the Proxy Statement/Prospectus entitled “Proposal No.5-Incentive Plan Proposal” beginning on pages 174 of the Proxy Statement/Prospectus.

This summary does not purport to be complete and is qualified in its entirety by reference to the text of the 2023 Plan, which is attached as Exhibit 10.2 hereto and is incorporated herein by reference.

Indemnification Agreements

At the Effective Time, GRIID entered into indemnification agreements with each of its directors and executive officers. These indemnification agreements provide the directors and executive officers with contractual rights to indemnification and advancement of certain expenses incurred by such director or executive officer in any action or proceeding arising out of his or her services as one of GRIID’s directors or executive officers.

The foregoing description of the indemnification agreements does not purport to be complete and is qualified in its entirety by the full text of the form of indemnification agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Certain Relationships and Related Person Transactions

Reference is made to the sections of the Proxy Statement/Prospectus entitled “Certain ADEX Relationships and Related Party Transactions” and “Certain GRIID Relationships and Related Party Transactions,” beginning on pages 282 and 285, respectively of the Proxy Statement/Prospectus, which are incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On the Closing Date, GRIID adopted the Charter and the Bylaws amending and restating its existing amended and restated certificate of incorporation, as amended, and bylaws, respectively. Copies of the Charter and the Bylaws are attached as Exhibits 3.1 and 3.2 hereto, respectively, and are incorporated herein by reference.

Reference is made to the disclosure regarding the material changes to the Charter and the rights of GRIID’s stockholders set forth therein in the sections of the Proxy Statement/Prospectus entitled “Proposal No. 2-The Charter Amendment Proposal,” “Description of Securities” and “Comparison of Stockholders’ Rights,” beginning on pages 168, 288 and 296 of the Proxy Statement/Prospectus, respectively, which are incorporated herein by reference.

Item 5.05	Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

On the Closing Date, the Board adopted a new Code of Conduct and Ethics that applies to all of its employees, officers and directors, including the named executive officers. The full text of GRIID’s Code of Conduct and Ethics is available on GRIID’s website at www.griid.com.

The adoption of the Code of Conduct and Ethics did not relate to or result in any waiver, explicit or implicit, of any provision of ADEX’s Code of Conduct. Any waivers under the Code of Conduct and Ethics will be disclosed on a Current Report on Form 8-K or as otherwise permitted by the rules of the SEC and the NYSE American (or other stock exchange on which GRIID’s securities are then listed).

Item 5.06	Change in Shell Company Status.

As a result of the Merger, GRIID ceased to be a shell company upon the Closing. The material terms of the Merger are described in the section of the Proxy Statement/Prospectus entitled “Proposal No.1-The Merger Proposal,” beginning on page 123 of the Proxy Statement/Prospectus, and are incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On January 2, 2024, GRIID issued a press release announcing the listing of its Common Stock on Cboe Canada. Reference is made to such press release, which is furnished as Exhibit 99.4 hereto and is incorporated herein by reference. The foregoing (including Exhibit 99.4) is being furnished pursuant to Item 7.01 and will not be deemed to be filed for purposes of Section 18 of the Exchange Act, or otherwise be subject to the liabilities of that section, nor will it be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act.

Item 8.01	Other Events

On December 29, 2023, GRIID issued a press release announcing the consummation of the Merger. A copy of such press release is filed as Exhibit 99.3 hereto. On January 2, 2024, the Company’s Common Stock began trading on Cboe Canada under the symbol “GRDI.”

Item 9.01	Financial Statements and Exhibits.

(a)    Financial statements of businesses acquired.

The audited consolidated financial statements of Legacy GRIID as of and for the years ended December 31, 2022 and 2021 are included in the Proxy Statement/Prospectus beginning on page F-51 and are incorporated herein by reference.

Reference is made to the unaudited financial statements of GRIID as of and for the nine months ended September 30, 2023 and 2022, which are set forth in Exhibit 99.1 hereto and are incorporated herein by reference.

(b)    Pro forma financial information.

Reference is made to the unaudited pro forma condensed combined balance sheet as of September 30, 2023 and the unaudited pro forma condensed combined statements of operations for the year ended December 31, 2022 and the nine months ended September 30, 2023, which are included as Exhibit 99.2 hereto and are incorporated herein by reference.

EXHIBIT NUMBER	EXHIBIT DESCRIPTION

2.1 ^#	Agreement and Plan of Merger, dated as of November 29, 2021, by and among Adit EdTech Acquisition Corp., ADEX Merger Sub, LLC and Griid Holdco LLC (attached as Annex A-1 to the proxy statement/prospectus contained in the registration statement on Form S-4 (File No. 333-261880), filed with the SEC on November 1, 2023).

2.2#	First Amendment to Agreement and Plan of Merger, dated as of December 23, 2021, by and among Adit EdTech Acquisition Corp., ADEX Merger Sub, LLC and Griid Holdco LLC (attached as Annex A-2 to the proxy statement/prospectus contained in the registration statement on Form S-4 (File No. 333-261880), filed with the SEC on November 1, 2023).

2.3 #	Second Amendment to Agreement and Plan of Merger, dated as of October 17, 2022, by and among Adit EdTech Acquisition Corp., ADEX Merger Sub, LLC and Griid Holdco LLC (attached as Annex A-3 to the proxy statement/prospectus contained in the registration statement on Form S-4 (File No. 333-261880), filed with the SEC on November 1, 2023).

2.4 #	Third Amendment to Agreement and Plan of Merger, dated as of February 8, 2023, by and among Adit EdTech Acquisition Corp., ADEX Merger Sub, LLC and Griid Holdco LLC (attached as Annex A-4 to the proxy statement/prospectus contained in the registration statement on Form S-4 (File No. 333-261880), filed with the SEC on November 1, 2023).

3.1	Second Amended and Restated Certificate of Incorporation of GRIID Infrastructure Inc.

3.2	Amended and Restated Bylaws of GRIID Infrastructure Inc.

4.1 #	Amended and Restated Warrant Agreement, dated as of December 23, 2021, by and between Adit EdTech Acquisition Corp. and Continental Stock Transfer & Trust Company (filed as Exhibit 4.1 to the proxy statement/prospectus contained in the registration statement on Form S-4 (File No. 333-261880), filed with the SEC on November 1, 2023).

4.2^	Warrant, dated December 29, 2023, issued to GEM Yield Bahamas Limited.

4.3 ^#	Form of GRIID Holdco LLC Promissory Note (filed as Exhibit 4.4 to the proxy statement/prospectus contained in the registration statement on Form S-4 (File No. 333-261880), filed with the SEC on November 1, 2023).

4.4 ^	Promissory Note, dated December 29, 2023, issued by the GRIID Infrastructure Inc. to EarlyBirdCapital, Inc.

4.5 ^	Form of GRIID Holdco LLC Promissory Note.

10.1 +	Form of GRIID Infrastructure Inc. Indemnification Agreement.

10.2 +	GRIID Infrastructure Inc. 2023 Omnibus Incentive Compensation Plan.

10.3	Investor Rights Agreement by and between GRIID Infrastructure Inc. and the signatories party thereto.

10.4 ^*#	Ground Lease, dated as of August 20, 2021, as amended as of October 14, 2021 and further amended as of November 8, 2021, by and between Griid Infrastructure LLC and Michael Skelly (filed as Exhibit 10.4 to the proxy statement/prospectus contained in the registration statement of Form S-4 (File No. 333-261880), filed with the SEC on November 1, 2023).

10.5 ^#	Power Supply Contract, effective as of January 1, 2020, by and between Union Data LLC and Knoxville Utilities Board (filed as Exhibit 10.5 to the proxy statement/prospectus contained in the registration statement on Form S-4 (File No. 333-261880), filed with the SEC on November 1, 2023).

10.6 ^#	Amendment to Power Supply Contract, effective as of May 1, 2020, by and between Union Data LLC and Knoxville Utilities Board (filed as Exhibit 10.6 to the proxy statement/prospectus contained in the registration statement on Form S-4 (File No. 333-261880), filed with the SEC on November 1, 2023).

10.7 ^#	Amendment to Power Supply Contract, effective as of April 1, 2021, by and between Union Data LLC and Knoxville Utilities Board (filed as Exhibit 10.7 to the proxy statement/prospectus contained in the registration statement on Form S-4 (File No. 333-261880), filed with the SEC on November 1, 2023).

10.8 ^#	Third Amended and Restated Credit Agreement, dated as of November 19, 2021, by and between Griid Infrastructure LLC, the Lenders from time to time party thereto, and Blockchain Access UK Limited (filed as Exhibit 10.8 to the proxy statement/prospectus contained in the registration statement on Form S-4 (File No. 333-261880), filed with the SEC on November 1, 2023).

10.8.1 ^#	Fourth Amended and Restated Credit Agreement, dated as of October 9, 2022, by and between Griid Infrastructure LLC, the Lenders from time to time party thereto, and Blockchain Access UK Limited (filed as Exhibit 10.8.1 to the proxy statement/prospectus contained in the registration statement on Form S-4 (File No. 333-261880), filed with the SEC on November 1, 2023).

10.8.2 ^#	Settlement and Release Agreement, dated as of October 9, 2022, by and between Adit EdTech Acquisition Corp., Griid Infrastructure LLC, the Lenders from time to time party thereto, and Blockchain Access UK Limited (filed as Exhibit 10.8.2 to the proxy statement/prospectus contained in the registration statement on Form S-4 (File No. 333-261880), filed with the SEC on November 1, 2023).

10.9 ^*#	Development and Operation Agreement, dated as of August 31, 2021, by and between Data Black River LLC and Helix Digital Partners, LLC (filed as Exhibit 10.9 to the proxy statement/prospectus contained in the registration statement on Form S-4 (File No. 333-261880), filed with the SEC on November 1, 2023).

10.10 ^#	Supply Agreement, dated as of September 8, 2021, by and between Griid Infrastructure LLC and Intel Corporation (filed as Exhibit 10.10 to the proxy statement/prospectus contained in the registration statement on Form S-4 (File No. 333-261880), filed with the SEC on November 1, 2023).

10.10.1^#	First Amendment to Supply Agreement, dated as of September 9, 2022, by and between Griid Infrastructure LLC and Intel Corporation (filed as Exhibit 10.10.1 to the proxy statement/prospectus contained in the registration statement on Form S-4 (File No. 333-261880), filed with the SEC on November 1, 2023).

10.11 ^#	Site Location and Development Agreement, dated as of September 28, 2020, by and between Red Dog Technologies LLC and Johnson City Energy Authority d/b/a Brightridge (filed as Exhibit 10.11 to the proxy statement/prospectus contained in the registration statement on Form S-4 (File No. 333-261880), filed with the SEC on November 1, 2023).

10.12#	Amendatory Agreement, dated as of October 28, 2020, by and between Red Dog Technologies LLC and Johnson City Energy Authority d/b/a Brightridge (filed as Exhibit 10.12 to the proxy statement/prospectus contained in the registration statement on Form S-4 (File No. 333-261880), filed with the SEC on November 1, 2023).

10.13#	Amendatory Agreement, dated as of November 30, 2020, by and between Red Dog Technologies LLC and Johnson City Energy Authority d/b/a Brightridge (filed as Exhibit 10.13 to the proxy statement/prospectus contained in the registration statement on Form S-4 (File No. 333-261880), filed with the SEC on November 1, 2023).

10.14#	Amendatory Agreement, dated as of December 30, 2020, by and between Red Dog Technologies LLC and Johnson City Energy Authority d/b/a Brightridge (filed as Exhibit 10.14 to the proxy statement/prospectus contained in the registration statement on Form S-4 (File No. 333-261880), filed with the SEC on November 1, 2023).

10.15#	Amendatory Agreement, dated as of January 28, 2021, by and between Red Dog Technologies LLC and Johnson City Energy Authority d/b/a Brightridge (filed as Exhibit 10.15 to the proxy statement/prospectus contained in the registration statement on Form S-4 (File No. 333-261880), filed with the SEC on November 1, 2023).

10.16#	Amendatory Agreement, dated as of February 22, 2021, by and between Red Dog Technologies LLC and Johnson City Energy Authority d/b/a Brightridge (filed as Exhibit 10.16 to the proxy statement/prospectus contained in the registration statement on Form S-4 (File No. 333-261880), filed with the SEC on November 1, 2023).

10.17#	Amendatory Agreement, dated as of March 30, 2021, by and between Red Dog Technologies LLC and Johnson City Energy Authority d/b/a Brightridge (filed as Exhibit 10.17 to the proxy statement/prospectus contained in the registration statement on Form S-4 (File No. 333-261880), filed with the SEC on November 1, 2023).

10.18+^#	Offer Letter, dated as of August 23, 2019, by and between Griid Infrastructure LLC and Michael W. Hamilton (filed as Exhibit 10.18 to the proxy statement/prospectus contained in the registration statement on Form S-4 (File No. 333-261880), filed with the SEC on November 1, 2023).

10.19+#	Offer Letter, dated as of April 14, 2021, by and between Griid Infrastructure LLC and Allan J. Wallander (filed as Exhibit 10.19 to the proxy statement/prospectus contained in the registration statement on Form S-4 (File No. 333-261880), filed with the SEC on November 1, 2023).

10.20^#	Amended and Restated Mining Services Agreement, by and between Griid Infrastructure LLC and Blockchain Capital Solutions (US), Inc., dated as of October 9, 2022 (filed as Exhibit 10.20 to the proxy statement/prospectus contained in the registration statement on Form S-4 (File No. 333-261880), filed with the SEC on November 1, 2023).

10.21 ^#	Share Purchase Agreement, dated as of September 9, 2022, among Adit EdTech Acquisition Corp., Griid Infrastructure LLC, GEM Global Yield LLC SCS, and GEM Yield Bahamas Limited (incorporated by reference to exhibit 10.1 to Adit EdTech Acquisition Corp.’s Current Report on Form 8-K (File No. 001-39872), filed with the SEC on September 12, 2022).

10.22^#	Registration Rights Agreement, dated as of September 9, 2022, among Griid Infrastructure LLC, GEM Global Yield LLC SCS, and GEM Yield Bahamas Limited (incorporated by reference to exhibit 10.2 to Adit EdTech Acquisition Corp.’s Current Report on Form 8-K (File No. 001-39872), filed with the SEC on September 12, 2022).

10.23^#	Electric Service Contract #1, dated as of June 1, 2022, by and between Ava Data, LLC and Lenoir City Utilities Board (filed as Exhibit 10.26 to the proxy statement/prospectus contained in the registration statement on Form S-4 (File No. 333-261880), filed with the SEC on November 1, 2023).

10.24^#	Electric Service Contract #2, dated as of June 1, 2022, by and between Ava Data, LLC and Lenoir City Utilities Board (filed as Exhibit 10.27 to the proxy statement/prospectus contained in the registration statement on Form S-4 (File No. 333-261880), filed with the SEC on November 1, 2023).

10.25^#	Interruptible Power Product Agreement, dated as of May 20, 2022, by and between Ava Data, LLC and Tennessee Valley Authority (filed as Exhibit 10.28 to the proxy statement/prospectus contained in the registration statement on Form S-4 (File No. 333-261880), filed with the SEC on November 1, 2023).

10.26#	Engagement Letter Agreement, dated April 17, 2021, by and between Deucalion Partners, LLC and GRIID Infrastructure Inc. (filed as Exhibit 10.31 to the proxy statement/prospectus contained in the registration statement on Form S-4 (File No. 333-261880), filed with the SEC on November 1, 2023).

10.27#	Amendment No. 1 to the Engagement Letter Agreement, dated November 14, 2022, by and between Deucalion Partners, LLC and GRIID Infrastructure Inc. (filed as Exhibit 10.31.1 to the proxy statement/prospectus contained in the registration statement on Form S-4 (File No. 333-261880), filed with the SEC on November 1, 2023).

14.1	Code of Business Conduct and Ethics of GRIID Infrastructure Inc., effective December 29, 2023.

16.1	Letter from Marcum LLP to the SEC, dated January 2, 2024.

21.1	List of Subsidiaries of GRIID Infrastructure Inc.

99.1	Unaudited consolidated financial statements of Griid Infrastructure LLC as of and for the nine months ended September 30, 2023.

99.2	Unaudited pro forma condensed combined financial information of GRIID Infrastructure Inc. for the year ended December 31, 2022 and as of and for the nine months ended September 30, 2023.

99.3	Press release of GRIID Infrastructure Inc., dated December 29, 2023.

99.4	Press release of GRIID Infrastructure Inc., dated January 2, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*

Annexes, schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The registrant agrees to furnish supplementally a copy of any omitted attachment to the SEC on a confidential basis upon request.

^

Certain confidential information contained in this exhibit, marked by brackets, has been omitted pursuant to Item 601(b)(10)(iv) because the information (i) is not material and (ii) is the type of information that the Company both customarily and actually treats as private and confidential.

+	Management contract or compensatory plan or arrangement.
#	Incorporated by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRIID Infrastructure Inc.

By:	/s/ Allan J. Wallander
Allan J. Wallander
Chief Financial Officer

Dated: January 2, 2024